SCHEDULE OF CLASSES OF ASSETS AND LIABILITIES OF THE DISCONTINUED OPERATIONS CLASSIFIED AS HELD-FOR-SALE (Details) - USD ($)	Sep. 30, 2024	Sep. 30, 2023
Carrying amounts of the major classes of assets included in discontinued operations:
Cash	$ 1,405	$ 1,517
Advance to suppliers	6,982,444	6,716,008
Property and equipment, net	5,812,646	5,582,213
Intangible assets, net	232,965	228,877
Total assets classified as held for sale	13,029,460	12,528,615
Carrying amounts of the major classes of liabilities included in discontinued operations:
Due to related parties	11,543	6,168
Total liabilities classified as held for sale	$ 11,543	$ 6,168